THIRD QUARTER 2021 EARNINGS CALL November 4, 2021

2 The financial results in this document reflect preliminary, unaudited results, which are not final until the Company’s Quarterly Report on Form 10-Q is filed. With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to the uncertain financial impact of the COVID-19 pandemic, our guidance, our capital resources and liquidity, our expected dividend payments, our expected cash flows and liquidity, the performance of our customers, our expected cash collections, expected use of proceeds from dispositions and our results of operations and financial condition. The estimates presented herein are based on the Company's current expectations and, given the current economic uncertainty, there can be no assurances that the Company will be able to continue to comply with applicable covenants under its debt agreements, which could materially impact actual performance. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof. DISCLAIMER

INTRODUCTORY COMMENTS

4 UPDATED LOGO & TAGLINE

PORTFOLIO UPDATE

6 PORTFOLIO OVERVIEW Education Portfolio 74 Properties; 8 Operators Occupancy at 100% *See Supplemental Operating and Financial Data – Third Quarter and Nine Months Ended September 30, 2021 for definitions and calculations of these non-GAAP measures Experiential Portfolio 284 Properties; 43 Operators Occupancy at 95% $5.9B Total Investments* Total Portfolio Snapshot ~$6.5B Total Investments* Occupancy at 96% 358 Properties Q3 Investment Spending $39.3M YTD Investment Spending $107.9M Create Memorable Experiences in Safe Environments

7 Consumer Demand Demonstrated – Recovery continues with more releases driving increased box office • Q4 box office expected to total $2B* • October box office will exceed $622M**, approx. 80% of 2019 PORTFOLIO UPDATE - THEATRES *EPR Internal Research **Box Office Mojo 0% 25% 50% 75% 100% Q2 July Aug Sept Oct 2021 Box Office** (percentage of 2019 box office) Planned 2021 Releases Consistent Month-Over-Month Improvement

8 PORTFOLIO UPDATE - THEATRES MISSION IMPOSSIBLE 7 Compelling 2022 Film Slate

9 PORTFOLIO UPDATE - THEATRES Studios Return to Exclusive Theatrical Releases • Disney announced exclusive theatrical releases for the remainder of its 2021 film slate • Warner Brothers committed to exclusive theatrical releases for 2022 Best Way for Studios to Maximize Revenue • Multi-pronged approach anchored by theatrical exhibition • Window settling at 45 days • Majority of box office gross occurring in the first 45 days Streaming Services to Release More Films Theatrically • Streaming providers recognize the increased potential for revenue generation and word-of-mouth marketing Experimentation Confirmed Importance of Theatrical Exhibition

1 0 PORTFOLIO UPDATE Ski • Expecting strong demand, Vail reporting increased season pass sales for 2021-22 Eat & Play • Attendance at or above 2019 levels • Continued margin improvement and profitability Attractions & Cultural • Recovering demand; several locations well ahead of 2019 attendance levels • Anticipate attendance increase in 2022 Experiential Lodging • High occupancy and ADR growth

1 1 INVESTMENT SPENDING & ASSET MANAGEMENT Investment Spending • Returning to growth; pursuing investments across all verticals • Acquired Jellystone Camp-Resort in Warrens, WI for $25.2M in a JV • Remainder: build-to-suit development and redevelopment in eat & play and experiential lodging categories Capital Recycling • Continued progress on the sale of theatres • Completed the sale of two land parcels • Sold Wisp and Wintergreen ski resorts for $48M Collections • Q3 collections were 90% of contractual cash revenue • YTD through September 30, collections of deferred rent and interest from accrual basis tenants totaled $59.5M

FINANCIAL REVIEW

1 3 (In millions except per-share data) *See Supplemental Operating and Financial Data for the applicable periods for definitions and calculations of these non-GAAP measures FINANCIAL HIGHLIGHTS Financial Performance* Quarter ended September 30, 2021 2020 $ Change % Change Total Revenue $139.6 $63.9 75.7 118% Net Income (Loss) – Common 26.1 (91.9) 118.0 128% FFO as adj. – Common* 64.2 (11.7) 75.9 649% AFFO – Common* 68.7 2.7 66.0 2,444% Net Income (Loss)/share – Common 0.35 (1.23) 1.58 128% FFO/share - Common, as adj.* 0.86 (0.16) 1.02 638% AFFO/share - Common* 0.92 0.04 0.88 2,200%

1 4 Favorable Debt Capital Market Activities • Investment Grade (IG) rating received from S&P on unsecured debt with a stable outlook, and Moody’s raised its outlook on our IG rating to stable • New $1.0B revolving credit facility that matures in October 2025 with options to extend for a total of 12 additional months; same pricing and covenants as previous with improved valuation of certain asset types • On October 27 – closed on public offering of $400M senior unsecured notes due November 2031 with interest rate of 3.60%; all $275M of 5.25% senior notes due in 2023 will be redeemed in November 2021 Net Debt to Gross Assets was 38% at 9/30/21 • $2.8B total pro-forma debt; all fixed rate or fixed through int. rate swaps at wtd. avg. = 4.3% • Pro-forma weighted avg. debt maturity ~6.5 years and no scheduled debt maturities until 2024 Liquidity Position at 9/30/21 • $144.4M unrestricted cash • No balance on $1B revolver CAPITAL MARKETS UPDATE

1 5 CASH COLLECTIONS *Contractual Cash Revenue = $138.4. See definition on slide 16. **Excludes Percentage Rent and Revenue from TRSs ***See Supplemental Operating and Financial Data - Third Quarter and Nine Months Ended September 30, 2021 for definition of this non-GAAP measure Amount % of Contractual Cash Rev.* Collections Related to Q3 $ 124.5 90% Deferral Repayments - Accrual Tenants (Reduction of receivables) 7.7 5% Deferral Repayments in Revenue - Cash Basis Tenants 3.6 3% Note Repayments - Cash Basis Tenants (Credit loss recovery - excluded from FFOAA***) 5.3 4% Total Cash Received** $ 141.1 102% Cash Collections for the Quarter Ended September 30, 2021 ($ in millions)

1 6 2021 GUIDANCE *See Supplemental Operating and Financial Data - Third Quarter and Nine Months Ended September 30, 2021 for definition of this non-GAAP measure Q4 2021 Range in $ % of Contractual Cash Rev.1 Revenue recognition $133M - $138M 96% - 99% Collections $131M - $135M 95% - 97% (1) Contractual cash revenue is an operational measure and represents aggregate cash payments for which the Company is entitled under existing contracts, excluding the impact of any temporary abatements or deferrals, percentage rent (rents received over base amounts), non-cash revenue and revenue from taxable REIT subsidiaries (TRSs). FFO AS ADJUSTED PER SHARE* Revised Guidance $2.95 - $3.01 Prior Guidance $2.76 - $2.86

1 7 2021 GUIDANCE *See Supplemental Operating and Financial Data - Third Quarter and Nine Months Ended September 30, 2021 for definition of this non-GAAP measure Midpoint of previous FFOAA*/share guidance range $ 2.81 Additional revenue recognition 0.12 Lower interest expense 0.06 Additional percentage rents 0.03 Reduction in G&A expense 0.01 Impact of additional property sales (0.01) Managed properties/other (0.04) Midpoint of current FFOAA*/share guidance range $ 2.98 2021 FFO As Adjusted Per Share Guidance Reconciliation

CLOSING COMMENTS

EPR Properties 909 Walnut Street, Suite 200 Kansas City, MO 64106 www.eprkc.com 816-472-1700 info@eprkc.com